UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2004

IMMERSION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-27969	94-3180138

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Fox Lane
San Jose, California 95131
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 467-1900

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure
Item 7. Financial Statements and Exhibits
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 5. Other Events and Regulation FD Disclosure

     On March 24, 2004, Immersion Corporation filed a Current Report on Form 8-K in order to release its audited annual consolidated financial statements for the year ending December 31, 2003 so that a stockholder could effect secondary market transactions during the pendency of Immersion’s filing of its annual report on Form 10-K. Attached as Exhibits 99.1, 99.2 and 99.3, respectively, are the Management’s Discussion and Analysis of Financial Condition and Results of Operations, Immersion’s Consolidated Financial Statements and Notes thereto for the fiscal years ended December 31, 2003 and December 31, 2002 and Immersion’s Financial Statement Schedules. Also attached is Exhibit 23.1, the Consent of Immersion’s Independent Auditors, Deloitte & Touche LLP.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP, Independent Auditors

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.2	Consolidated Financial Statements and Notes thereto

99.3	Financial Statement Schedules: Schedule II – Valuation and Qualifying Accounts

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     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMERSION CORPORATION

Date: March 24, 2004	By:	/s/ Victor Viegas

Victor Viegas
President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and Director

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EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP, Independent Auditors

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.2	Consolidated Financial Statements and Notes thereto

99.3	Financial Statement Schedules: Schedule II – Valuation and Qualifying Accounts